Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this Annual Report on Form 10-K of Agios Pharmaceuticals, Inc. (the “Company”) for the year ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Jonathan Biller, Chief Financial Officer and Head of Legal and Corporate Affairs of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge on the date hereof:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 25, 2021	/s/ Jonathan Biller
Jonathan Biller
Chief Financial Officer and Head of Legal and Corporate Affairs
(principal financial officer)